May 21, 2025

BNY MELLON INVESTMENT FUNDS II, INC.

BNY Mellon Global Emerging Markets Fund

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information in the second paragraph in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

Alex Khosla is the fund's primary portfolio manager, a position he has held since September 2022. Mr. Khosla is an investment manager on the emerging markets equities team at NIM.

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The following information supersedes and replaces the information in the second paragraph in the section "Fund Details – Management - Sub-Adviser" in the prospectus:

Alex Khosla is the fund's primary portfolio manager, a position he has held since September 2022. Mr. Khosla is an investment manager on the emerging markets equities team at NIM, where he has been employed since April 2022. Prior to joining NIM, Mr. Khosla was a research analyst covering global emerging markets at Aikya Investment Management, where he had worked since March 2020.

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